                                                                   EXHIBIT 8-SST



                          FUND PARTICIPATION AGREEMENT
                         ----------------------------


         AGREEMENT, made on this 16th day of September, 1992, between ANCHOR NATIONAL LIFE INSURANCE COMPANY ("Anchor"), a life insurance company organized under the laws of the State of California, on behalf of itself and on behalf of VARIABLE SEPARATE ACCOUNT (f/k/a "AMERICAN PATHWAY II - SEPARATE ACCOUNT OF ANCHOR NATIONAL LIFE INSURANCE COMPANY," ("Variable Account"), a separate account of Anchor existing pursuant to the laws of the State of California, and SUNAMERICA SERIES TRUST ("Fund"), an open-end management investment company established pursuant to the laws of the Commonwealth of Massachusetts under a Declaration of Fund dated September 11, 1992, which is composed of multiple investment series ("Portfolios").


                                   WITNESSETH:


         WHEREAS, Anchor, by resolution, has established the Variable Account on its books of account for the purpose of funding certain variable annuity contracts issued by it; and

         WHEREAS, the Variable Account is divided into various portfolios ("Divisions") under which the income, gains and losses, whether or not realized, from assets allocated to each such Division are, in accordance with the applicable variable annuity contracts, credited to or charged against such Division without regard to any income, gains or losses of other Divisions or separate accounts of Anchor; and

         WHEREAS, the Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 ("Act"); and

         WHEREAS, the Fund, a registered, open-end, diversified management investment company, is divided into various Portfolios, each Portfolio being subject to separate investment objectives and restrictions which may not be changed without a majority vote of the shareholders of each such Portfolio; and

         WHEREAS, the Variable Account desires to purchase shares of the Fund in connection with the issuance of certain variable annuity contracts to be marketed under the name Polaris (collectively with other contracts and policies that may be funded through the Fund, "Contracts"); and

         WHEREAS, the Fund agrees to make shares of certain of its Portfolios available to serve as underlying investment media for the corresponding Divisions of the Variable Account; and

         WHEREAS, SUNAMERICA SECURITIES, INC., and ROYAL ALLIANCE ASSOCIATES, INC. (collectively, "Distributors"), which serve as the distributors for the Contracts funded in the Variable Account pursuant to an agreement with Anchor on behalf of itself and the Variable Account are each a broker-dealer registered as such under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.;

         NOW, THEREFORE, in consideration of the foregoing and of mutual covenants and conditions set forth herein and for other good and valuable consideration, Anchor (on behalf of itself and the Variable Account) and the Fund hereby agree as follows:

         1. The Contracts funded by the Variable Account will provide for the allocation of net amounts among certain Divisions of the Variable Account for investment in the shares of the particular portfolio of the Fund underlying each such Division. The selection of a particular Division is to be made (and such selection may be changed) in accordance with the terms of the applicable Contract.

         2. No representation is made as to the number or amount of such Contracts to be sold. Anchor, pursuant to its agreement with Distributors, will make reasonable efforts to market those Contracts it determines from time to time to offer for sale and, although it is not required to offer for sale new Contracts, Anchor will accept payments and otherwise service existing Contracts funded in the Variable Account.

         3. Fund shares to be made available to the respective Divisions of the Variable Account shall be sold by each of the respective Portfolios of the Fund and purchased by Anchor for that Division at the net asset value next computed after receipt of each order, as established in accordance with the provisions of the then current prospectus of the Fund. Shares of a particular Portfolio of the Fund shall be ordered in such quantities and at such times as determined by Anchor to be necessary to meet the requirements of those Contracts having amounts allocated to the Division for which the Fund Portfolio shares serve as the underlying investment medium. Orders and payments for shares purchased will be sent promptly to the Fund and will be made payable in the manner established from time to time by the Fund for the receipt of such payments. The Fund reserves the right to delay transfer of its shares until the payment check has cleared. The Fund has the obligation to insure that its shares to be made available to the appropriate Division(s) under the Contracts are registered at all times under the Securities Act of 1933 ("1933 Act").

         4. The Fund will redeem the shares of the various Portfolios when requested by Anchor on behalf of the corresponding Division of the Variable Account at the net asset value next computed after receipt of each request for redemption, as established in accordance with the provisions of the then current prospectus of the Fund. The Fund will make payment in the manner established from time to time by the Fund for the receipt of such redemption requests, but in no event shall payment be delayed for a greater period than is permitted by the Act.

         5. Transfer of the Fund's shares will be by book entry only. No stock certificates will be issued to the Variable Account. Shares ordered from a particular Portfolio to the Fund will be recorded in an appropriate title for the corresponding Division of the Variable Account.

         6. The Fund shall furnish notice promptly to Anchor of any dividend or distribution payable on its shares which are subject to this Agreement. All of such dividends and distributions as are payable on each of the Portfolio shares in the title for the corresponding Division of the Variable Account shall be automatically reinvested in additional shares of that Portfolio of the Fund. The Fund shall notify Anchor of the number of shares so issued.

         7. All expenses incident to the performance of the Fund under this Agreement shall be paid by the Fund. The Fund shall ensure that all of its shares which are subject to this Agreement are registered and authorized for issue in accordance with applicable federal and state laws prior to their purchase by the Variable Account. Anchor shall bear none of the expenses for the cost of registration of the Fund's shares, preparation of the Fund's prospectuses, proxy materials and reports, the distribution of such items to shareholders,, the preparation of all statements and notices required by any federal or state law or any taxes on the issue or transfer of the Fund's shares subject to this Agreement.

         8. Anchor, either directly or through Distributors, shall make no representations concerning the Fund's shares which are subject to this Agreement other than those contained in the then current prospectus of the Fund and in printed information subsequently issued by the Fund as supplemental to such prospects.

         9. Anchor and the Fund acknowledge that in the future, the Fund's shares may become available for investment by separate accounts of other insurance companies, which may or may not be affiliated persons (as that term is defined in the Act) of Anchor (collectively with Anchor, "Participating Insurers"). In such event, (a) the Fund shall undertake that its Board of Trustees ("Board") will monitor the Fund for the existence of material irreconcilable conflicts that may arise between the Contract owners of Participating Insurers, for the purpose of identifying and remedying any such conflict and (b) paragraphs 10, 11 and 12 shall apply. In discharging its responsibilities under paragraphs 10, 11 and 12 hereinafter, Anchor will cooperate and coordinate, to the extent necessary, with the Board and with other Participating

Insurers. The Fund agrees that it will require, as a condition to participation, that all Participating Insurers shall have obligations and responsibilities regarding conflicts of interest corresponding to those that are agreed to herein by Anchor pursuant to such paragraphs 10, 11 and 12 and pursuant to this paragraph 9.

         10. Anchor shall provide pass-through voting privileges to all variable Contract owners so long as the U. S. Securities and Exchange Commission continues to interpret the Act to require passthrough voting privileges for variable Contract owners. Anchor shall be responsible for assuring that the Variable Account calculates voting privilege in a manner consistent with separate accounts of other Participating Insurers, as determined by the Board. Anchor will vote shares for which it has not received voting instructions in the same proportion as it votes shares for which it has received instructions.

         11. Anchor will report to the Board any potential or existing conflicts of which it is or becomes aware between any of its Contract owners or between any of its Contract owners and Contract owners of other Participating Insurers. Anchor will be responsible for assisting the Board in carrying out its responsibilities to identify material conflicts by providing the Board with all information available to it that is reasonably necessary for the Board to consider any issues raised, including information as to a decision by Anchor to disregard voting instructions of its Contract owners.

         12. The Board's determination of the existence of an irreconcilable material conflict and its implications shall be made known promptly by it to Anchor and other Participating Insurers. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance tax, or securities laws or regulations, or a public ruling, private letter ruling, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by variable annuity Contract owners and variable life insurance Contract owners or by Contract owners of different Participating Insurers; or (f) a decision by a Participating Insurer to disregard the voting instructions of variable Contract owners.

         13. If it is determined by a majority of the Board or a majority of its disinterested Trustees that a material irreconcilable conflict exists that affects the interests of Anchor Contract owners, Anchor shall, in cooperation with other Participating Insurers whose Contract owners' interests are also affected by the conflict, take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, which steps could include: (a) withdrawing the assets allocable to the Variable Account from the Fund or any portfolio and reinvesting such assets in a different investment medium, including another Portfolio of the Fund, or submitting the question of whether such segregation should be implemented to a vote of all affected Contract owners and, as appropriate, segregating the assets of any particular group (e.g., annuity Contract owners or life insurance Contract owners) that votes in favor of such segregation, or offering to the affected Contract owners of the option of making such a change; and (b) establishing a new registered management investment company or managed separate account. Anchor shall take such steps at its expense if the conflict affects solely the interests of the owners of Anchor Contracts, but shall bear only its equitable portion of any such expense if the conflict also affects the interest of the Contract owners of one or more Participating Insurers other than Anchor, provided: that this sentence shall not be construed to require the Fund to bear any portion of such expense. If a material irreconcilable conflict arises because of Anchor's decision to disregard Contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, Anchor may be required, at Fund's election, to withdraw the Variable Account's investment in the Fund, and no charge or penalty will be imposed against the Variable Account as a result of such a withdrawal. Anchor agrees to take such remedial action as may be required under this paragraph 13 with a view only to the interests of its Contract owners. For purposes of this paragraph 13, a majority of the disinterested members of the Board shall determine whether or not any proposed action adequately remedies any irreconcilable conflict, but in no event will Fund be required to establish a new funding medium for any variable Contracts. Anchor shall not be required by this paragraph 13 to establish a new funding medium for any variable Contract if an offer to do so has been declined by vote of a majority of affected Contract owners.

                  14.      This Agreement shall terminate:

                           (a) at the option of Anchor or the Fund upon 60 days' advance written notice to all other parties to this Agreement; or

                           (b) at the option of Anchor if any of the Fund's shares are not reasonably available to meet the requirements of the Contracts funded in the Variable Account as determined by Anchor. Prompt notice of election to terminate shall be furnished by Anchor; or

                           (c) at the option of Anchor upon institution of formal proceedings against the Fund by the Securities and Exchange Commission; or

                           (d) upon the vote of Contract owners having an interest in a particular Division of the variable Account to substitute the shares of another investment company for the corresponding Fund Portfolio shares in accordance with the terms of the Contracts for which those Fund shares had been selected to serve as the underlying investment medium. Anchor will give 30 days' prior written notice to the Fund of the date of any proposed action to replace the Fund's shares; or

                           (e) in the event the Fund's shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment medium of the Contracts funded in the Variable Account. Prompt notice shall be given by each party to all other parties in the event that the conditions stated in subsections (b), (c) or
                                    (d) of this paragraph 14 should occur.

         15. Notwithstanding any other provisions of this Agreement, the obligations of the Fund hereunder are not personally binding upon any of the trustees, shareholders, officers, employees or agents of the Fund; resort in satisfaction of such obligations shall be had only to the assets and property of the Fund and not to the private property of any of such Fund's trustees, shareholders, officers, employees or agents.

         16. This Agreement shall be construed in accordance with the laws of the State of California.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                    ANCHOR NATIONAL LIFE INSURANCE COMPANY

                                           /s/ ROBERT P. SALTZMAN
                                    By: ----------------------------------------
                                           Robert P. Saltzman
                                           President and Chief Executive Officer


                                    VARIABLE SEPARATE ACCOUNT
                                    (f/k/a AMERICAN PATHWAY II - SEPARATE
                                    ACCOUNT OF ANCHOR NATIONAL LIFE INSURANCE
                                    COMPANY)

                                    BY:   ANCHOR NATIONAL LIFE INSURANCE COMPANY


                                                  /s/ Robert P. Saltzman
                                           By: ---------------------------------
                                                  Robert P. Saltzman



                                    SUNAMERICA SERIES TRUST


                                           /s/ Robert P. Saltzman
                                    By:-----------------------------------------
                                           Robert P. Saltzman



Acknowledged and Agreed:

ROYAL ALLIANCE ASSOCIATES, INC.

       /s/ Susan L. Harris
By: -------------------------------                  Dated:  September 16, 1992


SUNAMERICA SECURITIES, INC.

       /s/ Susan L. Harris
By: -------------------------------                  Dated:  September 16, 1992

                                                                   EXHIBIT 8-AST


                          FUND PARTICIPATION AGREEMENT
                         ----------------------------


         AGREEMENT, made on this 1st day of August, 1992, between ANCHOR NATIONAL LIFE INSURANCE COMPANY ("Anchor"), a life insurance company organized under the laws of the State of California, on behalf of itself and on behalf of VARIABLE SEPARATE ACCOUNT (f/k/a "AMERICAN PATHWAY II - SEPARATE ACCOUNT OF ANCHOR NATIONAL LIFE INSURANCE COMPANY," ("Variable Account"), a separate account of Anchor existing pursuant to the laws of the State of California, and ANCHOR SERIES TRUST ("Fund"), an open-end management investment company established pursuant to the laws of the Commonwealth of Massachusetts under a Declaration of Trust dated August 26, 1983 and amended as of September 1, 1988, and January 19, 1990, and which is composed of multiple investment series ("Portfolios").


                                   WITNESSETH:


         WHEREAS, Anchor, by resolution, has established the Variable Account on its books of account for the purpose of funding certain variable annuity contracts issued by it; and

         WHEREAS, the Variable Account is divided into various portfolios ("Divisions") under which the income, gains and losses, whether or not realized, from assets allocated to each such Division are, in accordance with the applicable variable annuity contracts, credited to or charged against such Division without regard to any income, gains or losses of other Divisions or separate accounts of Anchor; and

         WHEREAS, the Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 ("Act"); and

         WHEREAS, the Fund,, a registered, open-end, diversified management investment company, is divided into various Portfolios, each Portfolio being subject to separate investment objectives and restrictions which may not be changed without a majority vote of the shareholders of each such Portfolio; and

         WHEREAS, the Variable Account desires to purchase shares of the Fund in connection with the issuance of certain variable annuity contracts to be marketed under the name Polaris (collectively with other contracts and policies that may be funded through the Fund, "Contracts"); and

         WHEREAS, the Fund agrees to make shares of certain of its Portfolios available to serve as underlying investment media for the corresponding Divisions of the Variable Account; and

         WHEREAS, SUNAMERICA SECURITIES, INC., and ROYAL ALLIANCE ASSOCIATES, INC. (collectively, "Distributors"), which serve as the distributors for the Contracts funded in the Variable Account pursuant to an agreement with Anchor on behalf of itself and the Variable Account are each a broker-dealer registered as such under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.; and

         WHEREAS, the Fund's shares are available for investment by separate accounts of other insurance companies, which may or may not be affiliated persons (as that term is defined in the Act) of Anchor; and

         WHEREAS, the Fund has undertaken that its Board of Trustees ("Board") will monitor the Fund for the existence of material irreconcilable conflicts that may arise between the Contract owners of separate accounts of insurance companies that invest in the Fund, for the purpose of identifying and remedying any such conflict;

         NOW, THEREFORE, in consideration of the foregoing and of mutual covenants and conditions set f orth herein and for other good and valuable consideration, Anchor (on behalf of itself and the Variable Account) and the Fund hereby agree as follows:

         1. The Contracts funded by the Variable Account will provide for the allocation of net amounts among certain Divisions of the Variable Account for investment in the shares of the particular portfolio of the Fund underlying each such Division. The selection of a particular Division is to be made (and such selection may be changed) in accordance with the terms of the applicable Contract.

         2. No representation is made as to the number or amount of such Contracts to be sold. Anchor, pursuant to its agreement with Distributors, will make reasonable efforts to market those Contracts it determines from time to time to offer for sale and, although it is not required to offer for sale new Contracts, Anchor will accept payments and otherwise service existing Contracts funded in the Variable Account.

         3. Fund shares to be made available to the respective Divisions of the Variable Account shall be sold by each of the respective Portfolios of the Fund and purchased by Anchor for that Division at the net asset value next computed after receipt of each order, as established in accordance with the provisions of the then current prospectus of the Fund. Shares of a particular Portfolio of the Fund shall be ordered in such quantities and at such times as determined by Anchor to be necessary to meet the requirements of those Contracts having amounts allocated to the Division for which the Fund Portfolio shares serve as the underlying investment medium. Orders and payments for shares purchased will be sent promptly to the Fund and will be made payable in the manner established from time to time by the Fund for the receipt of such payments. The Fund reserves the right to delay transfer of its shares until the payment check has cleared. The Fund has the obligation to insure that its shares to be made available to the appropriate Division(s) under the Contracts are registered at all times under the Securities Act of 1933 ("1933 Act").

         4. The Fund will redeem the shares of the various Portfolios when requested by Anchor on behalf of the corresponding Division of the Variable Account at the net asset value next computed after receipt of each request for redemption, as established in accordance with the provisions of the then current prospectus of the Fund. The Fund will make payment in the manner established from time to time by the Fund for the receipt of such redemption requests, but in no event shall payment be delayed for a greater period than is permitted by the Act.

         5. Transfer of the Fund's shares will be by book entry only. No stock certificates will be issued to the Variable Account. Shares ordered from a particular Portfolio to the Fund will be recorded in an appropriate title for the corresponding Division of the Variable Account.

         6. The Fund shall furnish notice promptly to Anchor of any dividend or distribution payable on its shares which are subject to this Agreement. All of such dividends and distributions as are payable on each of the Portfolio shares in the title for the corresponding Division of the Variable Account shall be automatically reinvested in additional shares of that Portfolio of the Fund. The Fund shall notify Anchor of the number of shares so issued.

         7. All expenses incident to the performance of the Fund under this Agreement shall be paid by the Fund. The Fund shall ensure that all of its shares which are subject to this Agreement are registered and authorized for issue in accordance with applicable federal and state laws prior to their purchase by the Variable Account. Anchor shall bear none of the expenses for the cost of registration of the Fund's shares, preparation of the Fund's prospectuses, proxy materials and reports, the distribution of such items to shareholders, the preparation of all statements and notices required by any federal or state law or any taxes on the issue or transfer of the Fund's shares subject to this Agreement.

         8. Anchor, either directly or through Distributors, shall make no representations concerning the Fund's shares which are subject to this Agreement other than those contained in the then current prospectus of the Fund and in printed information subsequently issued by the Fund as supplemental to such prospects.

         9. Anchor shall provide pass-through voting privileges to all variable Contract owners so long as the U. S. Securities and Exchange Commission continues to interpret the Act to require passthrough voting privileges for variable Contract owners. Anchor shall be responsible for assuring that the Variable Account calculates voting privilege in a manner consistent with separate accounts of other insurance companies that are invested in the Fund, which other insurance companies may or may not be affiliated with Anchor (collectively with Anchor, "Participating Insurers"), as determined by the Board. Anchor will vote shares for which it has not received voting instructions in the same proportion as it votes shares for which it has received instructions.

         10. Anchor will report to the Board any potential or existing conflicts of which it is or becomes aware between any of its Contract owners, or between any of its Contract owners and Contract owners of other Participating Insurers. Anchor will be responsible for assisting the Board in carrying out its responsibilities to identify material conflicts by providing the Board with all information available to it that is reasonably necessary for the Board to consider any issues raised, including information as to a decision by Anchor to disregard voting instructions of its Contract owners.

         11. The Board's determination of the existence of an irreconcilable material conflict and its implications shall be made known promptly by it to Anchor and other Participating Insurers. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance tax, or securities laws or regulations, or a public ruling, private letter ruling, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by variable annuity Contract owners and variable life insurance Contract owners or by Contract owners of different Participating Insurers; or (f) a decision by a Participating Insurer to disregard the voting instructions of variable Contract owners.

         12. If it is determined by a majority of the Board or a majority of its disinterested Trustees that a material irreconcilable to conflict exists that affects the interests of Anchor Contract owners, Anchor shall, in cooperation with other Participating Insurers whose Contract owners' interests are also affected by the conflict, take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, which steps could include: (a) withdrawing the assets allocable to the Variable Account from the Fund or any portfolio and reinvesting such assets in a different investment medium, including another Portfolio of the Fund, or submitting the question of whether such segregation should be implemented to a vote of all affected Contract owners and, as appropriate, segregating the assets of any particular group (e.g., annuity Contract owners or life insurance Contract owners) that votes in favor of such segregation, or offering to the affected Contract owners of the option of making such a change; and (b) establishing a new registered management investment company or managed separate account. Anchor shall take such steps at its expense if the conflict affects solely the interests of the owners of Anchor Contracts, but shall bear only its equitable portion of any such expense if the conflict also affects the interest of the Contract owners of one or more Participating Insurers other than Anchor, provided: that this sentence shall not be construed to require the Fund to bear any portion of such expense. If a material irreconcilable conflict arises because of Anchor's decision to disregard Contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, Anchor may be required, at Fund's election, to withdraw the Variable Account's investment in the Fund, and no charge or penalty will be imposed against the Variable Account as a result of such a withdrawal. Anchor agrees to take such remedial action as may be required under this paragraph 12 with a view only to the interests of its Contract owners. For purposes of this paragraph 12, a majority of the disinterested members of the Board shall determine whether or not any proposed action adequately remedies any irreconcilable conflict, but in no event will Fund be required to establish a new funding medium for any variable Contracts. Anchor shall not be required by this paragraph 12 to establish a new funding medium for any variable Contract if an offer to do so has been declined by vote of a majority of affected Contract owners.

         13. In discharging its responsibilities under paragraphs 9, 10 and 12 hereinabove, Anchor will cooperate and coordinate, to the extent necessary, with the Board and with other participating Insurers. The Fund agrees that it will require, as a condition to participation, that all Participating Insurers shall have obligations and responsibilities regarding conflicts of interest corresponding to those that are agreed to herein by Anchor pursuant to such paragraphs 9, 10 and 12 and pursuant to this paragraph 13.

         14. This Agreement shall terminate:

                  (a) at the option of Anchor or the Fund upon 60 days' advance written notice to all other parties to this Agreement; or

                  (b) at the option of Anchor if any of the Fund's shares are not reasonably available to meet the requirements of the Contracts funded in the Variable Account as determined by Anchor. Prompt notice of election to terminate shall be furnished by Anchor; or

                  (c) at the option of Anchor upon institution of formal proceedings against the Fund by the Securities and Exchange Commission; or

                  (d) upon the vote of Contract owners having an interest in a particular Division of the Variable Account to substitute the shares of another investment company for the corresponding Fund Portfolio shares in accordance with the terms of the Contracts for which those Fund shares had been selected to serve as the underlying investment medium. Anchor will give 30 days' prior written notice to the Fund of the date of any proposed action to replace the Fund's shares; or

                  (e) in the event the Fund's shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment medium of the Contracts funded in the Variable Account. Prompt notice shall be given by each party to all other parties in the event that the conditions stated in subsections (b), (c) or (d) of this paragraph 14 should occur.

         15. Notwithstanding any other provisions of this Agreement, the obligations of the Fund hereunder are not personally binding upon any of the trustees, shareholders, officers, employees or agents of the Fund; resort in satisfaction of such obligations shall be had only to the assets and property of the Fund and not to the private property of any of such Fund's trustees, shareholders, officers, employees or agents.

         16. This Agreement shall be construed in accordance with the laws of the State of California.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                    ANCHOR NATIONAL LIFE INSURANCE COMPANY

                                           /s/ ROBERT P. SALTZMAN
                                    By: ----------------------------------------
                                           Robert P. Saltzman
                                           President and Chief Executive Officer


                                    VARIABLE SEPARATE ACCOUNT
                                    (f/k/a AMERICAN PATHWAY II - SEPARATE
                                    ACCOUNT OF ANCHOR NATIONAL LIFE INSURANCE
                                    COMPANY)

                                    BY:   ANCHOR NATIONAL LIFE INSURANCE COMPANY


                                                  /s/ Robert P. Saltzman
                                           By: ---------------------------------
                                                  Robert P. Saltzman



                                    ANCHOR SERIES TRUST


                                           /s/ Robert P. Saltzman
                                    By:-----------------------------------------
                                           Robert P. Saltzman



Acknowledged and Agreed:

ROYAL ALLIANCE ASSOCIATES, INC.

       /s/ Susan L. Harris
By: -------------------------------                  Dated:  September 15, 1992


SUNAMERICA SECURITIES, INC.

       /s/ Susan L. Harris
By: -------------------------------                  Dated:  September 15, 1992